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                                                                   EXHIBIT 10.1

                                 AMENDMENT NO. 1

                  This AMENDMENT NO. 1 ("Amendment") is made as of March 8, 2000 among KHPP HOLDINGS, INC., a Delaware corporation ("Holdings"), HOLLEY PERFORMANCE PRODUCTS, INC., a Delaware corporation (the "Borrower"), CREDIT AGRICOLE INDOSUEZ, as Administrative Agent for the Banks (in such capacity "Agent"), COMERICA BANK, as co-Agent (the "co-Agent"), and the Banks listed on the signature pages hereof ("Banks"). This agreement is made with reference to that certain Amended and Restated Credit Agreement dated as of May 15, 1998, and amended and restated as of September 20, 1999, by and among Holdings, the Borrower, Agent, co-Agent and the Banks (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                    WHEREAS, Holdings, the Borrower, Agent, co-Agent and the Banks entered into the Credit Agreement;

                  WHEREAS, the Borrower desires to increase the Total Revolving Loan Commitment by $10,000,000 and to amend certain provisions of the Credit Agreement and the Guarantors desire to acknowledge such amendments;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.    AMENDMENTS

                  1.1 Section 1.01 (Commitments) and Section 1.12 (Total Revolving Loan Commitments; Limitations on Outstanding Loan Amounts) of the Credit Agreement are hereby amended by replacing the number "$25,000,000" with "$35,000,000".

                  1.2 Section 7.12 of the Credit Agreement (Leverage Ratio) is hereby amended by replacing the ratios set forth for the Test Periods ending March 31, 2000 and June 30, 2000 with the following:

                 March 31, 2000.................................    6.55 to 1.00
                 June 30, 2000..................................    6.45 to 1.00

                  1.3 The following definitions contained in Section 9 of the Credit Agreement are hereby replaced in their entirety with the following:

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     "'BORROWING BASE' means an amount equal to the sum of (i) 75% of the
Eligible Accounts Receivable and (ii) 55% of the Eligible Inventory."

                  "'CONSOLIDATED NET INCOME' for any Person means, for any period, the net income (or loss) of such Person and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined on a consolidated basis for such Person and its consolidated Subsidiaries in conformity with GAAP; PROVIDED that there shall be excluded (i) the income (or loss) of any other Person (other than consolidated Subsidiaries of such Person) in which any third Person (other than such Person or any of its consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or any of its Subsidiaries by such other Person during such period, (ii) the income (or loss) of any other Person accrued prior to the date it becomes a consolidated Subsidiary of such Person or is merged into or consolidated with such Person or any of its consolidated Subsidiaries or such other Person's assets are acquired by such Person or any of its consolidated Subsidiaries, and (iii) the income of any consolidated Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that consolidated Subsidiary; PROVIDED FURTHER that notwithstanding clause (ii) above, the results of operations (plus identified acquisition-related savings) relating to acquisitions consummated by the Borrower in calendar year 1999 shall be included from January 1, 1999, and such results of operations shall be deemed included for all reportable periods under the Credit Agreement during 1999 and thereafter."

                  "'ELIGIBLE ACCOUNTS RECEIVABLE' means, as at any applicable date of determination, the aggregate face amount of the Accounts of the Credit Parties included in clause (i) of the definition of Account hereunder (excluding any Accounts set forth in clauses (ii) through (vi) of such definition), without duplication, in each case less (without duplication) the aggregate amount of all reserves, limits and deductions with respect to such Accounts set forth below and less the aggregate amount of all returns, discounts, claims, rebates, offsets, credits, charges (including warehouseman's charges) and allowances of any nature with respect to such Accounts (whether or not reflected on the balance sheet and whether issued,

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                                      -3-

owing, granted or outstanding). Unless otherwise approved in writing by the Administrative Agent in its sole discretion, no individual Account shall be deemed to be an Eligible Account Receivable if:

                  (a) the Credit Party does not have legal and valid title to the Account; or

                  (b) the Account is not the valid, binding and legally enforceable obligation of the account debtor subject, as to enforceability, only to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability of creditors' rights generally and (ii) judicial discretion in connection with the remedy of specific performance and other equitable remedies; or

                  (c) the Account arises out of a sale made by a Credit Party to an Affiliate of such Credit Party; or

                  (d) the Account is unpaid more than 60 days after the original payment due date; or

                  (e) (i) the account debtor for such Account is also a creditor of a Credit Party, to the extent of the amount owed by such Credit Party to the account debtor, (ii) the Account is subject to any claim on the part of the account debtor disputing liability under such Account in whole or in part, to the extent of the amount of such dispute or (iii) the Account otherwise is or is reasonably likely to become subject to any right of setoff or any counterclaim, claim or defense by the account debtor, to the extent of the amount of such setoff or counterclaim, claim or defense; or

                  (f) the account debtor for such Account has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors or if a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the account debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or if any other petition or other application for relief under the federal bankruptcy laws has been filed by or against the account debtor, or if the account debtor has failed, suspended business, ceased to be solvent, or consented to or suffered a receiver, trustee, liquidator or custodian

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                                      -4-

         to be appointed for it or for all or a significant portion of its assets or affairs; or

                  (g) the Administrative Agent does not have a valid and perfected first priority security interest in such Account (subject only to a tax lien being contested in good faith and by appropriate proceedings and permitted by Section 7.03(a)); or

                  (h) the sale to the account debtor for such Account is on a consignment, sale on approval, guaranteed sale or sale-and-return basis or pursuant to any written agreement requiring repurchase or return; or

                  (i) such Account is from an account debtor (or any Affiliate thereof) and fifty percent (50%) or more, in face amount, of other Accounts from either such account debtor or any Affiliate thereof do not meet the requirements for eligible status set forth in subparagraph
         (d); or

                  (j) the account debtor for such Account is a foreign government or any agency, department or institution thereof; or

                  (k) such Account is an Account a security interest in which would be subject to the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. ss. 3727 ET Seq.), unless the Credit Party has assigned the Account to the Administrative Agent in compliance with the provisions of such Act; or

                  (l) the account debtor for such Account is outside the continental United States or incorporated in or conducting substantially all of its business in any jurisdiction located outside the continental United States, unless the sale is (i) on letter of credit or sight draft, guaranty or acceptance terms, in each case acceptable to the Administrative Agent, (ii) such Account is otherwise approved by and reasonably acceptable to the Administrative Agent; or

                  (m) the Administrative Agent determines in good faith in accordance with its internal credit policies that (i) collection of the account is insecure or (ii) such Account may not be paid by reason of the account debtor's financial inability to pay; provided, however, that any Account referred to in this clause (m) shall not become

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                                      -5-
         ineligible until the Administrative Agent shall have given the Credit Party three Business Days' advance notice of such determination; or

                  (n) the goods giving rise to such Account have not been shipped or the services giving rise to such Account have not been performed by a Credit Party or the Account otherwise does not represent a final sale; or

                  (o) such Account does not comply in all material respects with all applicable legal requirements, including, where applicable, the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board of Governors of the Federal Reserve System, in each case as amended.

                  In addition to the foregoing, Eligible Accounts Receivable includes such Accounts as the Borrower requests and that the Administrative Agent approves in advance, in writing and in its sole discretion (or if the aggregate face amount to be approved exceeds $1,500,000 at any one time, the approval of the Required Banks has been obtained in writing)."

                  "'REVOLVING LOAN COMMITMENT' means, with respect to each Bank, the amount set forth opposite such Bank's name on Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as such amount may be reduced from time to time pursuant to Sections 2.01, 2.02 and/or 8."

                  SECTION 2.   RATIFICATION OF AGREEMENT

                  2.1 To induce the Banks to enter into this Amendment, the Borrower and Holdings jointly and severally represent and warrant that after giving effect to this Amendment no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  2.2 Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

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                                      -6-


                  SECTION 3.   CONDITIONS PRECEDENT

                  The effectiveness of this Amendment and the obligations of the Banks to make any Loans to the Borrower with respect to the additional Revolving Loan Commitment is subject to the substantially contemporaneous satisfaction of the following conditions:

                  (a) There shall have been delivered to the Agent for the account of each of the Banks the Revolving Notes reflecting the additional Revolving Loan Commitment of such Bank by the Borrower;

                  (b) The Agent shall have received (i) evidence satisfactory to it that the Board of Directors of the Borrower shall have approved this Amendment and the transactions contemplated hereby and (ii) an opinion of the Borrower's counsel addressed to each of the Banks, which shall be delivered on and dated as of the date of execution of the Revolving Notes and shall be in form and substance satisfactory to the Agent; and

                  (c) All costs, fees and expenses of the Banks in connection with the negotiation, preparation, execution and delivery of this Amendment and any other amendments, waiver or consents relating to the Credit Agreement (including, without limitation, the fees and disbursements of Cahill Gordon & Reindel) shall have been paid in full.

                  SECTION 4.    COUNTERPARTS; EFFECTIVENESS

                  This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by Holdings, the Borrower and the Banks.

                  SECTION 5.     GOVERNING LAW

                  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

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                                      -7-

                  SECTION 6.     ACKNOWLEDGMENT AND CONSENT BY THE GUARANTORS

                  Each of the Guarantors hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


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                  Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                                      KHPP HOLDINGS, INC.

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      HOLLEY PERFORMANCE PRODUCTS, INC.

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      WEIAND AUTOMOTIVE INDUSTRIES, INC.

                                  By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      LUNATI CAMS, INC.

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      LMT MOTOR SPORTS CORPORATION

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      LUNATI & TAYLOR PISTONS, INCORPORATED

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:
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                                      HOLLEY PERFORMANCE SYSTEMS, INC.

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      HOOKER INDUSTRIES, INC.

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                      CREDIT AGRICOLE INDOSUEZ,
                                         as Administrative Agent and a Bank

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  COMERICA BANK,
                                      as co-Agent and as a Bank

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  BANK AUSTRIA CREDITANSTALT CORPORATE
                                      FINANCE, INC., as a Bank

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                  CIBC INC., as a Bank

                                  By: /s/
                                      -----------------------------------------
                                      Name:
                                      Title:


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                                                                      SCHEDULE 1

                                Loan Commitments


                                                            REVOLVING LOAN
BANK                                                          COMMITMENT

Credit Agricole Indosuez                                     $ 14,800,000

Comerica Bank                                                   8,000,000

Bank Austria                                                    7,000,000

Creditanstalt Corporate Finance, Inc.

CIBC Inc.                                                       5,200,000
                                                              -----------
                                                              $35,000,000